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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2004

                         Callisto Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                     333-63474               13-3894575
   (State or other jurisdiction          (Commission             IRS Employer
of incorporation or organization)        File Number)        Identification No.)

                        420 Lexington Avenue, Suite 2500
                            New York, New York 10170
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 297-0010

         (Former name or former address, if changed since last report)

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Item 5   Other Events and Required FD Disclosure.


         Pursuant to Rule 135c of the Securities Act of 1933, as amended (the "Securities Act"), the full text of a press release issued by Callisto Pharmaceuticals, Inc. (the "Company") on January 21, 2004 is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         On January 21, 2004, the Company announced that it completed a private placement of 3,905,432 shares of its common stock at an issue price of $1.50 per share for aggregate proceeds of $5,858,147.66. The Company is obligated to file a registration statement with the Securities and Exchange Commission within 90 days of the final closing registering the resale of the shares of common stock sold in the private placement. Failure to meet this deadline could result in the Company being obligated to pay certain liquidated damages to the investors. The Company paid an aggregate $545,315 to various selling agents. In addition, the Company issued 31,467 shares of common stock and an aggregate 363,544 warrants to purchase common stock to such selling agents. The warrants are immediately exercisable at $1.90 per share and will expire five years after issuance.

         The securities described herein have not been registered under the Securities Act. Accordingly, these securities may not be offered or sold in the United States, except pursuant to the effectiveness of a registration statement or an applicable exemption from the registration requirements of the Securities Act. The foregoing summary description of the terms of the securities issued by the Company is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.


Item 7   Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)      Exhibits.


                  Exhibit Number    Description


                  4.1 Form of Warrant to purchase shares of Common Stock issued in connection with the sale of the Common Stock


                  10.1 Form of Registration Rights Agreement, dated as of January 21, 2004 by and among the Registrant and the purchasers set forth on the signature page thereto.


                  99.1              Press Release dated January 21, 2004.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated:   January 28, 2004


                                        CALLISTO PHARMACEUTICALS, INC.



                                        By:  /s/ Gary S. Jacob
                                             -----------------------------------
                                             Gary S. Jacob, Ph.D.
                                             Chief Executive Officer


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